
WOODFOREST
KROGER
PHARMACY

4th Quarter & Full Year 2010

Financial Update

April 5, 2011



INLAND®

Inland American

REAL ESTATE TRUST, INC



Forward-Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. These risks are outlined more particularly in our annual report on form 10-K for the year ended December 31, 2010 and any subsequent Quarterly Reports on Form 10-Q include but are not limited to:

- recent disruptions in the financial markets and current economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments
- there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time
- funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses
- there is no public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program
- increasing vacancy rates for certain classes of real estate assets resulting from the recent economic downturn and disruption in the financial markets could adversely affect the value of our assets
- we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants
- our investments in equity and debt securities have materially impacted, and may in the future materially impact, our results
- our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans
- we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance
- we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties
- if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which has been filed or registered with appropriate state and federal regulatory agencies. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Furthermore, none of these companies are affiliated with Inland American in any manner.

Inland American

- One of five REITs sponsored by an affiliate of The Inland Real Estate Group of Companies, Inc.
- Largest non-traded REIT in a $70B industry
- Our diversified portfolio provides stability to over 185,000 stockholders
  - Generates predictable dividends
  - Not correlated with the daily volatility of the stock market
- Goals for Inland American management
  - Maximizing long-term stockholder value
  - Capitalizing on opportunities in the real estate industry


TARGET


DULLES
EXECUTIVE
PLAZA



Inland American

- Diversified portfolio of quality commercial real estate
  - Portfolio mitigates sector risk
  - Wide range of asset types
    - Office
    - Retail
    - Lodging
    - Industrial / Distribution
    - Apartments

- As of 12/31/2010
  - 980 properties
  - 48.2 million square feet of retail, office and industrial space
  - 9,790 multi-family units
  - 15,380 lodging rooms


TARGET


DULLES
EXECUTIVE
PLAZA



Portfolio Diversification - Balances Risk Exposure

Investment Allocation - $11.4B



Core Assets – 85%
Retail – 39%
Lodging – 25%
Office – 18%
Ind / Dist – 10%
Multi-Family – 8%
Notes Receivable 1%
Marketable Securities 2%
Cash & Other Assets 4%
Joint Ventures 5%
Development 3%

Asset percentages based on Total Assets
Individual portfolio percentages based on Core Assets

Geographic Diversification

As of 12/31/2010

36 States + Washington DC


Washington
Oregon
California
Idaho
Nevada
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Mississippi
Michigan
Indiana
Kentucky
Tennessee
Alabama
Ohio
West Virginia
Georgia
Florida
Pennsylvania
Virginia
North Carolina
South Carolina
New York
Maine
VT
NH
Mass.
CT
RI
NJ
MD
DE
Less than 2 MSF
+2 - 5 MSF
More than 5 MSF

Tenant Mix & Stability

Tenant Name	Rating*	Type	% of Total Annualized Income	% of Total SF
SunTrust Banks	BBB+	Retail/Office	8.6%	4.1%
AT&T, Inc.	A -	Office	7.2%	6.4%
Citizens Banks	A-	Retail	3.2%	1.8%
Sanofi-Aventis U.S. Inc.	AA-	Office	2.5%	1.3%
United Healthcare Services, Inc.	NR	Office	2.5%	2.2%
C&S Wholesale Grocers, Inc.	BB-	Industrial	2.3%	5.4%
Atlas Cold Storage / VersaCold	Private	Industrial	2.0%	3.4%
Stop N Shop	BBB	Retail	1.6%	1.1%
Cornell Corrections / Geo Group	B+	Industrial	1.6%	0.5%
Lockheed Martin Corporation	A-	Office	1.6%	0.6%

74% of Top 10 Revenue Tenants are Rated Investment Grade

*Standard & Poor's Ratings

2010 Total Revenue Grew 12%


2010 Revenue
Multi-Family
$90M
Ind/Dist
$92M
Retail
$365M
Office
$189M
Lodging
$496M

Total Revenue $1.23B


2009 Revenue
Multi-
Family
$68M
Ind/Dist
$81M
Retail
$300M
Office
$188M
Lodging
$460M

Total Revenue $1.10B

2010 Acquisitions

Segment	Property	Gross Acquisition Price	Sq Ft/Units/Rooms
Retail	21 properties	$613,600,000	4,744,384 square feet
Lodging	5 Hotels	130,000,000	1,005 rooms
Ind/Dist	7 Imagine Charter Schools	61,200,000	292,211 square feet
Multi-family	2 Apartment Complexes	92,600,000	1,072 units
Total		**$897,400,000**	


BEST BUY

Retail - Tulsa Hills



Multi-Family - Nantucket Apartments



Lodging - Courtyard by Marriott - Waterfront

Retail Portfolio Structure

- Largest asset class, 39% of core assets
- 735 Properties
- 21.6 M square feet
- 93% Occupancy, flat compared to prior year
- 79% of portfolio is necessity based
- Revenue grew 22%


TARGET


Multi-Family
Ind/Dist
Office
Lodging
Retail
$3.7B
39%


KOHL'S

Retail - Lease Expiration



40%
30%
20%
10%
0%
6.1%
10.3%
6.1%
8.9%
12.0%
2011
2012
2013
2014
2015

Anchor Tenants



STAPLES



BED BATH &
BEYOND



Publix



Kroger

Office Portfolio Structure

- 3rd largest asset class, 18% of core assets
- 93% Occupied
- 69% of portfolio is categorized as high credit
- 47 Properties
- 10.6 M square feet






Multi-Family
Ind/Dist
Retail
Office
$1.7B
18%
Lodging

Office - Lease Expiration


40%
30%
20%
10%
0%
1.9%
4.0%
6.7%
3.5%
3.9%
2011
2012
2013
2014
2015

Major Tenants


comcast.


at&t

Industrial / Distribution Portfolio Structure

- 4th largest asset class, 10% of core assets
- 64% of portfolio is categorized as high credit
- 72 Properties
- 16.0 M square feet
- 95% Occupied




Home Depot


Ind/Dist
$944M
10%
Multi-Family
Retail
Office
Lodging

Industrial / Distribution - Lease Expiration


40%
30%
20%
10%
0%
12.0%
5.7%
9.1%
0.2%
4.5%
2011
2012
2013
2014
2015

Major Tenants


Thermo
ELECTRON CORPORATION

VersaCold
WAREHOUSE AND DISTRIBUTION SERVICES


THE HOME DEPOT

Lodging Portfolio Structure

- 2nd largest asset class, 25% of core assets
- 54% of the portfolio is branded by Marriott, 38% by Hilton
- 86% of the portfolio is upscale & upper upscale hotels
- 69% average occupancy vs. 58% U.S. average*


HYATT


Multi-Family
Ind/Dist
Retail
Office
Lodging
$2.4B
25%


Hilton
Garden Inn


COURTYARD

*Source – Smith Travel Research

Lodging - Occupancy Rates


80%
70%
60%
50%
40%
63%
67%
60%
70%
55%
65%
58%
69%
2007
2008
2009
2010
U.S. Occupancy Rate
Inland American Occupancy Rate

Source – Smith Travel Research

Lodging – RevPAR (Revenue per Available Room)



$100
$90
$80
$70
$60
$50
$40
$66
$79
$64
$89
$54
$76
$56
$78
2007
2008
2009
2010
U.S. RevPAR
Inland American RevPAR

Rev PAR is a performance metric, which is calculated by multiplying a hotel's average daily room rate by its occupancy rate.

Source – Smith Travel Research

Multi-Family Portfolio Structure

- 8% of core assets
- 27 Properties – 9,790 Units
- Average age of properties is 7.9 years
- 2010 occupancy rate = 90%
- Portfolio occupancy up 6% over 2009






Multi-Family
$798M
8%
Ind/Dist
Retail
Office
Lodging

Multi-Family – One Driver of an Improving Market


U.S. Homeownership %
70%
68%
66%
64%
62%
60%
69.2%
69.0%
68.9%
67.8%
67.5%
67.2%
66.5%
2004
2005
2006
2007
2008
2009
2010

Source - U.S. Department of Commerce

Multi-Family - Profitable Market Conditions

Recent Dispositions

Malibu Lakes

- Purchase Date (12/09)
- Sale Date (12/10)
- Net Gain - $10.8M

Woodlands

- Purchase Date (8/09)
- Sale Date (12/10)
- Net Gain - $5.6M





Student Housing Development

University of Central Florida (under construction)


UNIVERSITY HOUSE

Financial Results

	As of and for Year Ended 12/31/2010	As of and for Year Ended 12/31/2009
Total consolidated assets	$11.4B	$11.3B
Total revenue	$1.2B	$1.1B
Total cash	$268M	$500M
Distributions declared	$418M	$405M
Mortgage payable	$5.5B	$5.1B
Ratio of total mortgage loans to total assets	48%	45%
Weighted average interest rate (per annum)	5.1%	4.9%

Distribution Coverage

	Year Ended 12/31/2010	Year Ended 12/31/2009
Cash flow from operations	$357M	$369M
Distributions from unconsolidated entities	$32M	$32M
Gain on sales of properties	$55M	-
Retained earnings	-	$4M
Total	**$444M**	**$405M**
Distributions declared	$418M	$405M
Distributions declared/share	$0.50	$0.50

Manageable Debt Maturities

Retired, Refinanced & Secured $1.4B in Debt in 2010


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Fixed
Variable
$541M
$679M
$1,011M
$279M
$461M
2011
2012
2013
2014
2015

Percentage of Total Assets	4.7%	6.0%	8.9%	2.4%	4.0%

Inland American's Distributions

Total Distributions Since Inception = $1,500,000,000


TARGET


DULLES
EXECUTIVE
PLAZA



Inland American's Business Strategy

- Preserve our conservative financial structure / maximize long-term stockholder value

- Pursue lending opportunities with an attractive risk-adjusted return

- Income & dividend growth
    - Focus on disciplined occupancy increases
    - Focus on rate increases in recovering markets

- Maintain a disciplined acquisition & disposition approach in an effort to enhance the quality of our portfolio

- Look to provide liquidity to our stockholders in future


TARGET


DULLES
EXECUTIVE
PLAZA




WOODFOREST
NATIONAL BANK
Signature
KROGER
PHARMACY

Q&A Session

April 5, 2011



INLAND
Inland American
REAL ESTATE TRUST, INC

